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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report( Date of earliest event reported) March 17, 1999
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                        TRANSPIRATOR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Delaware                   0-15654                         22-2789408
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(State of incorporation)   (Commission File Number)  (IRS Employer ID Number)


           850-870 U.S. Highway #1 North Brunswick, New Jersey 18902
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               (Address of principal executive office) (Zip code)

                                  732-246-5900
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              (Registrant's telephone number, including area code)

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                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Item 4.           Changes in Registrant's Certifying Accountant

                  On March 17, 1999, the Registrant engaged Brimmer, Burek, Keelan & McNally LLP to act as the Registrant's independent certified public Accountant. Brimmer, Burek, Keelan & McNallyLLP replaces Hacker, Johnson, Cohen & Grieb PA, who resigned on October 7, 1998.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                            TRANSPIRATOR TECHNOLOGIES, INC.


Date:April 6, 1999                         BY: /S/ Raymond J. Romano
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